EXHIBIT 21.1
CEDAR SHOPPING CENTERS, INC.
SUBSIDIARIES OF THE REGISTRANT

Entity	Jurisdiction
Academy Plaza L.L.C 1	Delaware
Academy Plaza L.L.C. 2	Delaware
Cedar-Acquisition 1, LLC	Delaware
Cedar-Acquisition 10, LLC	Delaware
Cedar-Acquisition 3, LLC	Delaware
Cedar-Acquisition 4, LLC	Delaware
Cedar-Acquisition 5, LLC	Delaware
Cedar-Acquisition 6, LLC	Delaware
Cedar-Acquisition 7, LLC	Delaware
Cedar-Acquisition 8, LLC	Delaware
Cedar-Acquisition 9, LLC	Delaware
Cedar-Annie Land, LLC	Delaware
Cedar-Arlington Road LLC	Delaware
Cedar Aston Center GP, LLC	Delaware
Cedar-Aston Center, LP	Delaware
Cedar-Aston Center LP, LLC	Delaware
Cedar AYR Town Center GP, LLC	Delaware
Cedar-Ayr Town Center, LP	Delaware
Cedar-AYR Town Center LP, LLC	Delaware
Cedar-August Plaza LLC	Delaware
Cedar-Bailey Road LLC	Delaware
Cedar-Bergstrasse, LLC	Delaware
Cedar-Bloomsburg, LLC	Delaware
Cedar Brickyard, LLC	Delaware
Cedar-Bridgeport, LLC	Delaware
Cedar-Bristol, LLC	Delaware
Cedar-Brook Run, LLC	Delaware
Cedar-Buffalo Road LLC	Delaware
Cedar-Campbelltown, LLC	Delaware
Cedar-Camp Hill, LLC	Delaware
Cedar Camp Hill GP, LLC	Delaware
Cedar Carbondale, LLC	Delaware
Cedar-Carlisle, LLC	Delaware
Cedar-Carll’s Corner, LLC	Delaware
Cedar Carmans, LLC	Delaware
Cedar-Carrollton LLC	Delaware
Cedar-Celina LLC	Delaware
Cedar Center Holdings L.L.C. 3	Delaware
Cedar-Centerville Plaza LLC	Delaware
Cedar-Chestnut Street LLC	Delaware
Cedar-Circle, LLC	Delaware
Cedar-Clock Tower, LLC	Delaware
Cedar-Clyde LLC	Delaware
Cedar-Columbus LLC	Delaware
Cedar-Cuyahoga, LLC	Delaware
Cedar-Davis Road LLC	Delaware
Cedar-Dover Plaza LLC	Delaware
Cedar Dubois, LLC	Delaware

Entity	Jurisdiction
Cedar-Dunmore LLC	Delaware
Cedar-Elmhurst, LLC	Delaware
Cedar-Enon, LLC	Delaware
Cedar-Fairfield Plaza LLC	Delaware
Cedar-Fairview Commons, LLC	Delaware
Cedar-Fieldstone SPE, LLC	Delaware
Cedar-Fieldstone Marketplace, LP	Delaware
Cedar-FL, LLC	Delaware
Cedar-Fort Washington LLC	Delaware
Cedar-Franklin Village 2 LLC	Delaware
Cedar-Franklin Village LLC	Delaware
Cedar-Fredericksburg UK, LLC	Delaware
Cedar-Gahanna, LLC	Delaware
Cedar-Gd LLC	Delaware
Cedar-Geneseo LLC	Delaware
Cedar-Glen Allen UK, LLC	Delaware
Cedar Golden Triangle LLC	Delaware
Cedar-Groton, LLC	Delaware
Cedar-Grove City, LLC	Delaware
Cedar Halifax III, LLC	Delaware
Cedar-Halifax II, LLC	Delaware
Cedar-Halifax Land, LLC	Delaware
Cedar Hamburg, LLC	Delaware
Cedar-Hamilton, LLC	Delaware
Cedar-Hd, LLC	Delaware
Cedar-Hilliard, LLC	Delaware
Cedar-Hudson Plaza LLC	Delaware
Cedar Huntingdon, LLC	Delaware
Cedar-Ironwood Cypress Hall, LLC	Delaware
Cedar-Jordan Lane, LLC	Delaware
Cedar Kenley Village, LLC	Delaware
Cedar-Kent LLC	Delaware
Cedar-Kinderhook 1, LLC	Delaware
Cedar-Kings, LLC	Delaware
Cedar-Kingston 2, LLC	Delaware
Cedar-Kingston 4, LLC	Delaware
Cedar-Kingston LLC	Delaware
Cedar-Kutztown, LLC	Delaware
Cedar Lake Raystown, LLC	Delaware
Cedar Lender LLC	Delaware
Cedar-LGN, LLC	Delaware
Cedar-LGN TIC, LLC	Delaware
Cedar-Liberty Marketplace LLC	Delaware
Cedar-Limerick, LLC	Delaware
Cedar-Lodi Plaza LLC	Delaware
Cedar-Long Reach, LLC	Delaware
Cedar-Mansfield Lexington LLC	Delaware
Cedar-Mason, LLC	Delaware
Cedar-Massillon LLC	Delaware
Cedar-McCormick Place LLC	Delaware
Cedar Meadows Marketplace GP, LLC	Delaware
Cedar Meadows Marketplace LP, LLC	Delaware
Cedar-Meadows Marketplace, LP	Delaware
Cedar-Mechanicsburg LLC	Delaware
Cedar-Medina LLC	Delaware
Cedar-Metro Square I, LLC	Delaware

Entity	Jurisdiction
Cedar-Metro Square II, LLC	Delaware
Cedar-Metro Square Loan, LLC	Delaware
Cedar-Mill River, LLC	Delaware
Cedar-Naugatuck, LLC	Delaware
Cedar-New London SPE, LLC	Delaware
Cedar-Newport Land, LLC	Delaware
Cedar Norristown, LLC	Delaware
Cedar-Norwood, LLC	Delaware
Cedar-Oakhurst, LLC	Delaware
Cedar Oakland Mills, LLC	Delaware
Cedar-Oak Ridge, LLC	Delaware
Cedar-Ontario Plaza LLC	Delaware
Cedar-Oregon Pike, LLC	Delaware
Cedar-Oswego LLC	Delaware
Cedar-Palmyra, LLC	Delaware
Cedar Parkway Plaza GP, LLC	Delaware
Cedar-Parkway Plaza, LP	Delaware
Cedar Parkway Plaza LP, LLC	Delaware
Cedar-PC Annex, LLC	Delaware
Cedar-PC Plaza, LLC	Delaware
Cedar Pennsboro Commons GP, LLC	Delaware
Cedar Pennsboro Commons LP, LLC	Delaware
Cedar-Pennsboro Commons, LP	Delaware
Cedar Penn Square Tavern, LLC	Delaware
Cedar-Pickerington LLC	Delaware
Cedar-Point Limited Partner LLC	Delaware
Cedar-Polaris Plaza LLC	Delaware
Cedar-Portage Trail LLC	Delaware
Cedar-Pottsgrove, LLC	Delaware
Cedar-Powell Plaza LLC	Delaware
Cedar RCP GP LLC	Delaware
Cedar RCP LP LLC	Delaware
Cedar-Raynham, LLC	Delaware
Cedar-Revere LLC	Delaware
Cedar-Richboro GP, LLC	Delaware
Cedar-Richboro LP, LLC	Delaware
Cedar-Riverview LLC	Delaware
Cedar-Riverview LP	Pennsylvania
Cedar-RL LLC	Delaware
Cedar-Roosevelt II, LLC	Delaware
Cedar-Salem Run, LLC	Delaware
Cedar-San Souci SPE, LLC	Delaware
Cedar Scott Town Center GP, LLC	Delaware
Cedar-Scott Town Center, LP	Delaware
Cedar Scott Town Center LP, LLC	Delaware
Cedar-Second Member LLC	Delaware
Cedar-Shelby Plaza LLC	Delaware
Cedar Shopping Centers Partnership, L.P.	Delaware
Cedar-Shore, LLC	Delaware
Cedar-Smithfield II, LLC	Delaware
Cedar Southington Plaza, LLC	Delaware
Cedar-South Philadelphia II, LLC	Delaware
Cedar-South Philadelphia I, LLC	Delaware
Cedar Spring Meadow GP, LLC	Delaware
Cedar-Spring Meadow, LP	Delaware
Cedar Spring Meadow LP, LLC	Delaware

Entity	Jurisdiction
Cedar-Stadium Plaza LLC	Delaware
Cedar St. James, LLC	Delaware
Cedar-Stonehedge, LP	Delaware
Cedar Stonehedge Square GP, LLC	Delaware
Cedar Stonehedge Square LP, LLC	Delaware
Cedar Sunset Crossing LLC	Delaware
Cedar-Timpany, LLC	Delaware
Cedar Townfair, LLC	Delaware
Cedar Townfair Phase III, LLC	Delaware
Cedar-Trexler Hamilton, LLC	Delaware
Cedar-Trexler, LLC	Delaware
Cedar-Trexler Plaza 2, LLC	Delaware
Cedar-Trexler Plaza 3, LLC	Delaware
Cedar-Trexler SPE, LLC	Delaware
Cedar-Trindle Spring, LLC	Delaware
Cedar-Turnpike, LLC	Delaware
Cedar-VA Commons, LLC	Delaware
Cedar-Valley Plaza LLC	Delaware
Cedar-WAM EPHRATA, LLC	Delaware
Cedar-West Bridgewater, LLC	Delaware
Cedar-Westfield LLC	Delaware
Cedar-Westlake LLC	Delaware
Cedar-Wyoming LLC	Delaware
Cedar-Yorktowne, LLC	Delaware
Cedar-Zanesville LLC	Delaware
CIF-Fairport Associates, LLC	Delaware
CIF-Fairview Plaza Associates, LLC	Delaware
CIF Halifax Plaza Associates, LLC	Delaware
CIF Loyal Plaza Associates Corp.	Delaware
CIF-Loyal Plaza Associates, L.P.	Delaware
CIF-Newport Plaza Associates, LLC	Delaware
CIF-Pine Grove Pad Associates LLC	Delaware
CIF-Pine Grove Plaza Associates LLC	Delaware
Coliseum FF, LLC	Virginia
CSC Clock Tower Development Holdings LLC	Delaware
CSC Clock Tower Development LLC	Delaware
CSC Clock Tower GP LLC	Delaware
CSC Clock Tower Linglestown LLC	Delaware
CSC Clock Tower LP	Delaware
CSC Clock Tower Partner LP	Delaware
CSC-Columbus LLC	Delaware
CSC Franklin Village GP LLC	Delaware
CSC Franklin Village LP	Delaware
CSC-Riverview LLC	Delaware
CSC Sunset Crossing GP LLC	Delaware
CSC Sunset Crossing LP	Delaware
CSC Sunset Crossing Partnership LP	Delaware
CSC Towne Square GP LLP	Delaware
CSC Towne Square LP	Delaware
CSC Towne Square Partner LP	Delaware
Delaware 1851 Associates, LP	Pennsylvania
East Little Creek KFC, LLC	Virginia
Fairport Associates, L.P.	Delaware
Fairview Plaza Associates, L.P.	Delaware
Fort Washington Fitness, L.P.	Delaware
Gold Star Plaza Associates	Pennsylvania

Entity	Jurisdiction
Gold Star Realty, Inc.	Pennsylvania
Greentree Road L.L.C. 1	Delaware
Greentree Road L.L.C. 2	Delaware
Halifax Plaza Associates, L.P.	Delaware
Hamilton FC Associates, L.P.	PA
Inrevco Associates, LP	New Jersey
LGN Associates of New Jersey, L.P.	New Jersey
LGN Rickson Corp.	New Jersey
Loyal Plaza Associates, L.P.	Delaware
Newport Plaza Associates, L.P.	Delaware
Oakland Mills Business Trust	Maryland
Pine Grove Pad Associates, LLC	Delaware
Pine Grove Plaza Associates, LLC	Delaware
Port Richmond L.L.C. 1	Delaware
Port Richmond L.L.C. 2	Delaware
PW Gyms, LLC	Delaware
RC Cedar Partnership LP	Delaware
RC Cedar Partnership Subsidiary GP LLC	Delaware
RC Cedar REIT LP	Delaware
RC Cedar REIT Property Subsidiary LP	Delaware
RC Cedar REIT Subsidiary GP LLC	Delaware
Richboro CD Partners, L.P.	Pennsylvania
Selbridge Corp.	Delaware
Selbridge Property Holding Co., L.L.C.	Pennsylvania
Shore Mall Associates, L.P.	New Jersey
Silver Circle Management Corp.	Delaware
Swede Square Associates II, LP	Delaware
Swede Square Associates, L.P.	Pennsylvania
Swede Square, LLC	Pennsylvania
The Point Associates, L.P.	Pennsylvania
The Point Shopping Center LLC	Delaware
Virginia General Booth LLC	Virginia
Virginia Kempsville LLC	Virginia
Virginia Little Creek LLC	Virginia
Virginia Smithfield LLC	Virginia
Virginia Suffolk LLC	Virginia
Washington Center L.L.C. 1	Delaware
Washington Center L.L.C. 2	Delaware